The investor is advised to read and retain this Prospectus for future reference.
FIDELITY
DEFINED TRUSTS
MUNICIPAL INCOME
TRUST, SERIES 1
UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

SPONSOR: NATIONAL
FINANCIAL
SERVICES
CORPORATION

THESE SECURITIES
HAVE NOT BEEN
APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF
THIS PROSPECTUS.
ANY REPRESENTATION
TO THE CONTRARY IS
A CRIMINAL OFFENSE.
(large solid bullet) Insured Massachusetts Trust Series 1
(large solid bullet) Insured Pennsylvania Trust Series 1
PROSPECTUS
MARCH 5, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109

Table of Contents                                             Pag
                                                              e

Insured Massachusetts Trust, Series 1

Insured Pennsylvania Trust, Series 1

Report of Independent Auditors

Part B

The Fidelity Defined Trusts - Municipal Income Trust Series

Objectives of the Trusts

Summary of Portfolios

Risk Factors

Composition of Trusts

Insurance on the Bonds

Public Offering of Units

Market for Units

Accrued Interest

Public Distributions of Units

Estimated Long Term Return and Estimated Current Return

Tax Status

Trust Expenses

Distributions to Unitholders

Distribution Reinvestment

Reports to Unitholders

Unit Value and Evaluation

Ownership and Transfer of Units

Redemption

Purchase of Units by the Sponsor

Trust Administration

The Trustee

The Sponsor

Other Information

THIS PROSPECTUS DOES NOT CONTAIN ALL OF THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT AND EXHIBITS RELATING THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS MADE.
      _______
NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUSTS, THE TRUSTEE, OR THE SPONSOR. THE TRUSTS ARE REGISTERED AS UNIT INVESTMENT TRUSTS UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH REGISTRATION DOES NOT IMPLY THAT THE TRUSTS OR THE UNITS HAVE BEEN GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY STATE OR ANY AGENCY OR OFFICER THEREOF.
      _______
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
PROSPECTUS - PART A
SUMMARY
INSURED MASSACHUSETTS TRUST, SERIES 1 (the "Insured Massachusetts Trust") consists of a portfolio of interest-bearing obligations issued by or on behalf of the State of Massachusetts or certain United States Territories or authorities or political subdivisions thereof which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from Federal income tax and Massachusetts income tax, as detailed herein.
INSURED PENNSYLVANIA TRUST, SERIES 1 (the "Insured Pennsylvania Trust") consists of a portfolio of interest-bearing obligations issued by or on behalf of the State of Pennsylvania or certain United States Territories or authorities or political subdivisions thereof which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from Federal income tax and Pennsylvania income tax, as detailed herein.

INSURED MASSACHUSETTS TRUST, SERIES 1
Insured Massachusetts Trust, Series 1 (the "INSURED MASSACHUSETTS TRUST"), consists of a portfolio of interest-bearing obligations issued by or on behalf of the State of Massachusetts or certain United States Territories or authorities or political subdivisions thereof which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from Federal income tax, and Massachusetts income tax, as detailed below.
The objectives of the Insured Massachusetts Trust are conservation of capital and income exempt from Federal and applicable state and local income taxes. The objectives are, of course, dependent upon the continuing ability of the issuers, obligors and/or insurers to meet their respective obligations.
The Insured Massachusetts Trust consists of seven obligations of issuers located in the State of Massachusetts. The Bond issues in the Insured Massachusetts Trust are either general obligations of governmental entities or are revenue bonds payable from the income of a specific project or authority. The Bonds in the Insured Massachusetts Trust are divided by purpose of issue and represent the percentage of aggregate principal amount of the Bonds as indicated by the following table:
NUMBER OF ISSUES   PURPOSE OF ISSUE        PORTFOLIO PERCENTAGE

1                  Health Care             16.7%

1                  Transportation          16.7%

3                  University and School   46.7%

2                  Water & Sewer           20.0%

The Insured Massachusetts Trust is considered to be concentrated in Bonds of University and School Issuers, which involves additional risks not present in a trust not so concentrated. Such risks include declining numbers of "college age" individuals and the possible inability to raise tuition and fees. See "Risk Factors' in Part B of this Prospectus for a discussion of the risks associated with investments in the bonds of various issuers.
Each of five Bond issues represents 16.7% or more of the aggregate principal amount of the Bonds in the Insured Massachusetts Trust or a total of approximately 83.3%. The largest such issue represents approximately 16.7%. None of the Bonds in the Trust are subject to call within seven years of the Initial Date of Deposit, although certain bonds may be subject to an extraordinary call.
All of the Bonds included in the Insured Massachusetts Trust are insured by MBIA Insurance Corporation or other insurers. The insurance guarantees the timely payment of principal and interest of the Bonds, but does not guarantee the value of the Bonds or the Units. As a result of the insurance, the Bonds and the Units in the Insured Massachusetts Trust have received a rating of "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S").
INSURED MASSACHUSETTS TRUST, SERIES 1
ESSENTIAL INFORMATION
AT THE OPENING OF BUSINESS ON THE INITIAL DATE OF DEPOSIT OF THE BONDS - MARCH 5, 1997
SPONSOR:      NATIONAL FINANCIAL SERVICES CORPORATION

TRUSTEE:      THE CHASE MANHATTAN BANK

EVALUATOR:    MULLER DATA CORPORATION


General Information

Principal Amount of Bonds in the Trust                                                  $ 3,000,000

Number of Units                                                                          300,000

Fractional Undivided Interest in the Trust per Unit                                      1/300,000

Principal Amount (Par Value) of Bonds per Unit                                          $ 10.00

Public Offering Price:

 Aggregate Offering Price Evaluation of Bonds in the Portfolio                          $ 2,870,791

 Aggregate Offering Price Evaluation per Unit                                           $ 9.569

 Sales Charge 4.75% (4.987% of the Aggregate Offering Price Evaluation per Unit) (1)    $ 0.477

 Public Offering Price per Unit (2)                                                     $ 10.046

Sponsor's Initial Repurchase Price per Unit (2)                                         $ 9.567

Redemption Price per Unit (3)                                                           $ 9.526

Excess of Public Offering Price per Unit Over Redemption Price per Unit                 $ 0.520

Excess of Sponsor's Initial Repurchase Price per Unit Over Redemption Price per Unit    $ 0.043



First Settlement Date               March 10, 1997

Discretionary Liquidation Amount    The Insured Massachusetts Trust may be terminated if
                                    the value of such Trust is less than 20% of the aggregate
                                    principal amount of the Bonds deposited in such Trust
                                    during the primary offering period.

Mandatory Termination Date          December 31, 2045


Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

(1) The sales charge is reduced for purchases of $50,000 or greater. See "Public Offering of Units" in Part B of this Prospectus.
(2) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. For purchases settling on the First Settlement Date, no accrued interest will be added to the Public Offering Price. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Market for Units" in Part B of this Prospectus.
(3) See "Redemption" in Part B of this Prospectus.
UNDERWRITING*
NAME         ADDRESS         NUMBER OF UNITS


Fidelity Capital Markets                    World Trade Center, 164 Northern                 290,000
                                            Avenue, Suite 630, Boston, MA 02210

Oppenheimer & Company, Incorporated         One World Financial Center, 200 Liberty          10,000
                                            Street, 8th Floor, New York, NY 10281


* See "Public Distribution of Units - Underwriting concessions" in Part B of this Prospectus.
SPECIAL TRUST INFORMATION
Calculation of Estimated Net Annual Unit Income

 Estimated Annual Interest Income per Unit                       $ 0.53583

 Estimated Annual Trust Expense per Unit:

  Trustee's Fees (1)                                             $ 0.01390

  Evaluator's Fees                                               $ 0.00520

 Organizational Expenses (2)                                     $ 0.00400

 Other Estimated Expenses                                        $ 0.00230

Less: Estimated Annual Expense per Unit                          $ 0.02540

Estimated Net Annual Interest Income per Unit                    $ 0.51043

Estimated Daily Rate of Net Interest Accrual per Unit            $ 0.001418

Initial Distribution- April 20, 1997 (3)                         $ 0.04253

Estimated Regular Distribution (3) (Commencing May 20, 1997)     $ 0.04253

Estimated Current Return Based on Public Offering Price (4)       5.08%

Estimated Long-Term Return Based on Public Offering Price (4)     5.12%

Estimated Average Maturity of Bonds                               25.9 years

CUSIP                                                            316094 101


____________________
(1) The Trustee's annual fee includes up to $0.07per $1,000 principal amount of securities which is paid to the Sponsor in reimbursement of the Sponsor's cost of providing certain bookkeeping and administrative services to its own customers.
(2) The Insured Massachusetts Trust (and therefore the Unitholders) will bear a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio, legal fees and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over a five year period. See "Trust Expenses" and "Statement of Net Assets."
(3) Additional information concerning distributions of interest and principal can be found in "Distributions to Unitholders" in Part B of this Prospectus.
(4) See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus for a description of how these returns are calculated. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for this Trust are set forth under "Estimated Cash Flows to Unitholders."
MASSACHUSETTS RISK FACTORS
The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by reductions in federal government spending on defense-related industries. The Commonwealth has many material future liabilities, including an underfunded retirement system and Medicaid expenditures.
The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.
In recent years, the Commonwealth of Massachusetts and certain of its public bodies and municipalities, particularly the City of Boston have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. Standard and Poor's currently rates the Commonwealth's uninsured general obligation bonds at A+, while Moody's rates these obligations at A1.
Further information concerning Massachusetts risk factors may be obtained upon written or telephonic request to the Trustee as described in "Other Information" appearing in Part B of this Prospectus.
TAX STATUS
In the opinion of Goodwin, Procter & Hoar LLP, special Massachusetts counsel to the Trust, under existing law:
For Massachusetts income tax purposes, if the Trust is an "investment" trust within the meaning of 26 CFR (sub-section)301.7701-4(c) and is classified as a trust under that regulation, it will be treated as a fixed investment trust as that term is defined in Section 62.8.1 of Title 830 of the Code of Massachusetts Regulations, and, therefore, will not be subject as an entity to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws.
Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distribution from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for federal income tax purposes received by the Trust on insured interest bearing obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands ("Obligations")
Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from such Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from the proceeds of insurance on the Obligations that represent maturing interest on defaulted Obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted Obligation and if and to the extent that such earnings or distributions represent tax-exempt interest excludable from gross incomes for federal tax purposes, PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectations that the issuer of the Obligations, rather than the insurer, will pay debt service on the bonds.
Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Obligations.
Each Trust's capital gains and/or capital losses which are includable in the federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63, will be included as capital gains and/or losses in the Unitholders' Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Obligations.
Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property; such Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.
Gains or losses realized on sales or redemptions of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63 will be includable in their Massachusetts gross income. In determining such gain or loss Unitholders will, to the same extent required for federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Obligations delivered to the Trustee after the Unitholders pay for their Units, for accrued original issue discount with respect to each Obligation which, at the time the Obligation was issued, had original issue discount.
The Units of the Trust(s) are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. The Massachusetts estate tax for a deceased Unitholder who is a resident of Massachusetts is a so-called "sponge tax," a tax that will not exceed the allowable federal credit, and therefore the holding of Units does not directly affect the amount of Massachusetts estate tax due.
FOR INFORMATION WITH RESPECT TO THE FEDERAL INCOME TAX STATUS AND OTHER TAX MATTERS, SEE "TAX STATUS" IN PART B OF THIS PROSPECTUS.
FEDERAL AND MASSACHUSETTS TAX-FREE INCOME
The following table shows the approximate marginal taxable yields for individuals that are equivalent to tax-exempt yields under published Federal tax rates scheduled to be in effect in 1997. The table incorporates increased tax rates for higher-income taxpayers that were included in the Revenue Reconciliation Act of 1993. The table illustrates what you would have to earn on taxable investments to equal the tax-exempt yield for your income tax bracket. The taxable equivalent yields may be somewhat higher than the equivalent yields indicated in the following table for those individuals who have adjusted gross incomes in excess of $121,200. The table does not reflect the effect of the limitations (if any) on the amount of allowable itemized deductions and the deduction for personal or dependent exemptions or any other credits. These limitations were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the maximum marginal Federal tax rate to approximately 44% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41% for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.
TAXABLE EQUIVALENT YIELD
TAXABLE INCOME ($1,000'S)         TAX-EXEMPT YIELD


SINGLE RETURN           JOINT RETURN            TAX RATE   5.00%                      5.50%   6.00%

                                                           TAXABLE EQUIVALENT YIELD

$0 - 24.65              $0 - 41.2               25.2%      6.68%                      7.35%   8.02%

24.65 - 59.75           41.2 - 99.6             36.6       7.89                       8.68    9.47

59.75 - 124.65          99.6 - 151.75           39.3       8.23                       9.06    9.88

124.65 - 271.05         151.75 - 271.05         43.7       8.88                       9.77    10.65

Over 271.05             Over 271.05             46.9       9.41                       10.35   11.29


INSURED MASSACHUSETTS TRUST, SERIES 1
PORTFOLIO
UNITS RATED "AAA" (hollow bullet) AT THE OPENING OF BUSINESS
ON THE INITIAL DATE OF DEPOSIT OF THE BONDS - MARCH 5, 1997

AGGREGAT     DESCRIPTION (1)                                               ORIGINAL              COST
E                                                                          REDEMPTIO   RATING
PRINCIPAL                                                                  N           (2)
                                                                           PROVISION
                                                                           (3)

$ 500,000    Massachusetts State Water Resources Authority,                2004 @      AAA       $ 472,120
             General Revenue Bonds, 1993 Series C, 5.25% Due               102
             12/01/2020

 400,000     Massachusetts State Industrial Finance Agency, Revenue        2006 @      AAA        391,320
             Bonds, College of the Holy Cross, 1996 Issue, 5.50%           102
             Due 3/01/2020

 500,000     Massachusetts Health and Educational Facilities Authority,    2004 @      AAA        474,940
             Revenue Bonds, New England Medical Center Hospitals           102
             Issue, Series G, 5.375% Due 7/01/2024

 500,000     Massachusetts State Industrial Finance Agency, Revenue        2007 @      AAA        490,510
             Bonds, Dexter School Project Issue, Series 1997, 5.45%        102
             Due 5/01/2019

 500,000     Massachusetts State Industrial Finance Agency, Revenue        2007 @      AAA        468,960
             Bonds, Babson College Issue, Series 1997 A, 5.25%             102
             Due 10/01/2027

 500,000     Massachusetts Bay Transit Authority, General                  2005 @      AAA        478,745
             Transportation System Bonds, 1995 Series B, 5.375%            101
             Due 3/01/2025

 100,000     South Essex Massachusetts Sewerage District                   2006 @      AAA        94,196
             (Massachusetts), General Obligation Sewer Bonds, 1996         102
             Series A, 5.25% Due 6/15/2024

$ 3,000,00                                                                                        $2,870,7
0                                                                                                91





(hollow bullet) Units are rated "AAA" as a result of insurance. Such rating, as issued by Standard & Poor's, will be in effect for a period of thirteen months from the Initial Date of Deposit and will, unless renewed, terminate at the end of the period. See "Insurance on the Bonds" in Part B of this Prospectus.
NOTES TO PORTFOLIO
(1) Sponsor's contracts to purchase Bonds were entered into during the period from February 26, 1997 to March 3, 1997. All contracts to purchase Bonds are expected to be settled on or prior to March 10, 1997 unless otherwise indicated.
Other information regarding the Bonds in the Trust on the Initial Date of Deposit is as follows:

TRUST                          AGGREGATE                                             ANNUAL
                               OFFERING      COST OF       PROFIT OR                 INTEREST
                               PRICE OF      BONDS TO      (LOSS) TO   BID PRICE     INCOME
                               BONDS         SPONSOR       SPONSOR     OF BONDS      TO TRUST

Insured Massachusetts Trust,   $ 2,870,791   $ 2,871,177   $ (386)     $ 2,857,936   $ 160,750
 Series 1


Neither Cost of Bonds to Sponsor nor Profit or (Loss) to Sponsor reflects underwriting profits or losses received or incurred by the Sponsor through its participation in underwriting syndicates but such amounts reflect the cost of insurance obtained by the Sponsor prior to the Initial Date of Deposit for individual Bonds. The Offering and Bid Prices of Bonds were determined by Muller Data Corporation.
All of the Bonds in the Trust were issued at an original issue discount for industry concentrations of the Bonds in the Insured Massachusetts Trust, see page 1.
(2) All ratings are by Standard & Poor's unless otherwise indicated. Such ratings were obtained from a municipal bond information reporting service. The "AAA" rating on each Bond is a result of insurance. Insurance, however, does not cover certain market risks associated with fixed income securities such as accelerated payments of principal, mandatory redemptions prior to maturity or interest rate risks. See "Insurance on the Bonds" in Part B of this Prospectus and "Description of Bond Ratings" in the Information Supplement.
(3) There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year or, if currently redeemable, the redemption price in effect on the Initial Date of Deposit. Issues of Bonds are redeemable at declining prices (but not below par value) in subsequent years except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. In addition, certain Bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. See "Risk Factors" in Part B of this Prospectus for a discussion of Bond redemptions and a description of certain of such unusual or extraordinary circumstances under which Bonds may be redeemed. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unit holders the principal amount and any premium received on such redemption (except to the extent the proceeds of the redeemed Bonds are used to pay for Unit redemptions). The estimated current return and the estimated long-term return in this event may be affected by such redemptions. For the Federal and state tax effect on Unit holders of such redemptions and resultant distributions, see "Tax Status" in Part B of this Prospectus.

INSURED MASSACHUSETTS TRUST, SERIES 1
STATEMENT OF NET ASSETS
AT THE OPENING OF BUSINESS ON THE INITIAL DATE OF DEPOSIT
MARCH 5, 1997

Net Assets

Delivery statements relating to Sponsor's contracts to purchase    $ 2,870,791
 tax-exempt municipal bonds (1)(2)(3)

Accrued interest on underlying bonds (2)(3)(4)                      21,793

Organizational Costs (5)                                            6,000

                                                                   $ 2,898,584

Less distributions payable (4)                                     $ 21,793

Accrued Organizational Costs (5)                                    6,000

Net assets                                                         $ 2,870,791


Outstanding units                                                   300,000

Analysis of Net Assets

Cost to investors (6)                                              $ 3,013,954

Less gross underwriting commissions (6)                             (143,163)

Net assets                                                         $ 2,870,791



(1) The aggregate offering price of the bonds for the Trust at the opening of business on the Initial Date of Deposit and the cost to the Trust are the same. The offering price is determined by the Evaluator.
(2) Pursuant to delivery statements relating to contracts to purchase bonds, an irrevocable letter of credit has been allocated among each Trust included in the Fidelity Defined Trusts - Municipal Income Trust Series 1 as collateral. The amount of available letter of credit and the amount expected to be utilized as collateral for the Insured Massachusetts Trust is shown below. The amount expected to be utilized is (a) the cost to the Insured Massachusetts Trust of the principal amount of the bonds to be purchased, (b) accrued interest on those Bonds to the Initial Date of Deposit, and (c) accrued interest on those Bonds from the Initial Date of Deposit to the expected dates of delivery of the Bonds.

                                                                                        ACCRUED
                                                                          AGGREGATE     INTEREST TO

                                         LETTER OF CREDIT                 OFFERING      EXPECTED

                                                            TO BE         PRICE OF      DATES OF
TRUST                                    AVAILABLE          UTILIZED      BONDS         DELIVERY

Insured Massachusetts Trust, Series 1    $ 3,100,000        $ 2,894,817   $ 2,870,791   $ 24,026



(3) Insurance coverage providing for the scheduled payment of principal and interest on all Bonds deposited in the Trust and delivered to the Trustee has been obtained directly by the Bond issuer, the underwriters, the Sponsor or others prior to the Initial Date of Deposit.
(4) The Trustee will advance to the Insured Massachusetts Trust the amount of net interest accrued to March 10, 1997, the First Settlement Date, for distribution to the Sponsor as the Unit holder of record.
(5) The Insured Massachusetts Trust (and therefore Unitholders) will bear a portion of its organizational costs ($6,000) which will be deferred and amortized over five years.
(6) The aggregate cost to investors and the aggregate gross underwriting commissions of 4.75% are computed assuming no reduction of sales charge for quantity purchases.
FIDELITY DEFINED TRUSTS - MUNICIPAL INCOME TRUST SERIES 1
INSURED MASSACHUSETTS TRUST, SERIES 1
DATE OF DEPOSIT MARCH 5, 1997
ESTIMATED CASH FLOWS TO UNITHOLDERS
The table below sets forth the estimated distributions per 100 Units of interest and principal to Unitholders. The table assumes no changes in Trust expenses with the exception of the amortization of organizational expenses, which are being amortized over five years, no redemptions or sales of the underlying Securities prior to maturity and the receipt of all principal due upon maturity. To the extent the foregoing assumptions change, actual distributions will vary.
DATES                     ESTIMATED      ESTIMATED      ESTIMATED
                          INTEREST       PRINCIPAL      TOTAL
                          DISTRIBUTION   DISTRIBUTION   DISTRIBUTION

April 1997 - March 2002   $ 4.253                       $ 4.253

April 2002 - April 2019    4.286                         4.286

May 2019                   4.034         $ 166.666       170.700

June 2019 - Feb 2020       3.549                         3.549

Mar 2020                   3.345          133.333        136.678

April 2020 - Nov 2020      2.953                         2.953

Dec 2020                   2,710          166.666        169.376

Jan 2021 - May 2024        2.243                         2.243

June 2024                  2.243          33.333         35.576

July 2024                  1.877          166.666        168.543

Aug 2024 - Feb 2025        1.374                         1.374

Mar 2025                   1.125          166.666        167.791

April 2025 - Sept 2027     0.647                         0.647

Oct 2027                   0.404          166.666        167.070



INSURED PENNSYLVANIA TRUST, SERIES 1
THIS PART A OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY THE PART B OF THE PROSPECTUS DATED MARCH 5, 1997. BOTH PARTS A AND B OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.
Insured Pennsylvania Trust, Series 1 (the "INSURED PENNSYLVANIA TRUST"), consists of a portfolio of interest-bearing obligations issued by or on behalf of the State of Pennsylvania or certain United States Territories or authorities or political subdivisions thereof which, in the opinion of recognized bond counsel to the issuing authorities, provide income which is exempt from Federal income tax, and Pennsylvania state and local income tax, as detailed below.
The objectives of the Insured Pennsylvania Trust are conservation of capital and income exempt from Federal and applicable state and local income taxes. The objectives are, of course, dependent upon the continuing ability of the issuers, obligors and/or insurers to meet their respective obligations.
The Insured Pennsylvania Trust consists of seven obligations of issuers located in the State of Pennsylvania. The Bond issues in the Insured Pennsylvania Trust are either general obligations of governmental entities or are revenue bonds payable from the income of a specific project or authority. The Bonds in the Insured Pennsylvania Trust are divided by purpose of issue and represent the percentage of aggregate principal amount of the Bonds as indicated by the following table:
NUMBER OF ISSUES   PURPOSE OF ISSUE     PORTFOLIO PERCENTAGE

3                  General Obligation   50.0%

2                  Health Care          30.0%

1                  Recreation           3.3%

1                  Lease Revenue        16.7%

The Insured Pennsylvania Trust is considered to be concentrated in Bonds of Health Care Issuers, which involves additional risks not present in a trust not so concentrated. Such risks include increased governmental regulation on such Issuers, fluctuating occupancy levels and increased competition. See "Risk Factors" in Part B of this Prospectus for a discussion of the risks associated with investments in the bonds of various issuers.
Each of five Bond issues represents 16.7% or more of the aggregate principal amount of the Bonds in the Insured Pennsylvania Trust or a total of approximately 83.3%. The largest such issue represents approximately 16.7%. None of the Bonds in the Trust are subject to call within eight years of the Initial Date of Deposit, although certain bonds may be subject to an extraordinary call.
Approximately 33.3% of the aggregate principal amount of the Bonds in the Insured Pennsylvania Trust were purchased at a premium over par value. Certain of these Bonds are subject to redemption pursuant to call provisions in approximately nine years after the Initial Date of Deposit. See "Insured Pennsylvania Trust, Series 1-Portfolio" contained herein and "Description of Bond Ratings" in the Information Supplement.
All of the Bonds included in the Insured Pennsylvania Trust are insured by MBIA Insurance Corporation or other insurers. The insurance guarantees the timely payment of principal and interest of the Bonds, but does not guarantee the value of the Bonds or the Units. As a result of the insurance, the Bonds in the Insured Pennsylvania Trust have received a rating of "Aaa" by Moody's Investors Service, Inc. ("MOODY'S") and the Bonds and the Units in the Insured Pennsylvania Trust have received a rating of "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S").
INSURED PENNSYLVANIA TRUST, SERIES 1
ESSENTIAL INFORMATION
AT THE OPENING OF BUSINESS ON THE INITIAL DATE OF DEPOSIT OF THE MARCH 5,
1997
SPONSOR:      NATIONAL FINANCIAL SERVICES CORPORATION

TRUSTEE:      THE CHASE MANHATTAN BANK

EVALUATOR:    MULLER DATA CORPORATION


General Information

Principal Amount of Bonds in the Trust                                                  $ 3,000,000

Number of Units                                                                          300,000

Fractional Undivided Interest in the Trust per Unit                                      1/300,000

Principal Amount (Par Value) of Bonds per Unit                                          $ 10.000

Public Offering Price:

 Aggregate Offering Price Evaluation of Bonds in the Portfolio                          $ 2,878,967

 Aggregate Offering Price Evaluation per Unit                                           $ 9.597

 Sales Charge 4.75% (4.987% of the Aggregate Offering Price Evaluation per Unit) (1)    $ 0.478

 Public Offering Price per Unit (2)                                                     $ 10.075

Sponsor's Initial Repurchase Price per Unit (2)                                         $ 9.597

Redemption Price per Unit (3)                                                           $ 9.554

Excess of Public Offering Price per Unit Over Redemption Price per Unit                 $ 0.521

Excess of Sponsor's Initial Repurchase Price per Unit Over Redemption Price per Unit    $ 0.043



First Settlement Date               March 10, 1997

Discretionary Liquidation Amount    The Insured Pennsylvania Trust may be terminated if the
                                    value of such Trust is less than 20% of the aggregate
                                    principal amount of the Bonds deposited in such Trust
                                    during the primary offering period.

Mandatory Termination Date          December 31, 2045


Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

(1) The sales charge is reduced for purchases of $50,000 or greater. See "Public Offering of Units" in Part B of this Prospectus.
(2) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. For purchases settling on the First Settlement Date, no accrued interest will be added to the Public Offering Price. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Market for Units" in Part B of this Prospectus.
(3) See "Redemption" in Part B of this Prospectus.
UNDERWRITING*
NAME         ADDRESS         NUMBER OF UNITS


Fidelity Capital Markets                   World Trade Center, 164 Northern              280,000
                                           Avenue, Suite 630, Boston, MA 02210

Fahnestock & Company, Incorporated         1500 Walnut Street, Philadelphia, PA          10,000
                                           19102

Advest Incorporated                        90 State House Square, 6th Floor,             10,000
                                           Hartford, CT 06103


* See "Public Distribution of Units - Underwriting concessions" in Part B of this Prospectus.
SPECIAL TRUST INFORMATION


Calculation of Estimated Net Annual Unit Income

 Estimated Annual Interest Income per Unit                       $ 0.54042

 Estimated Annual Trust Expense per Unit:

  Trustee's Fees                                                 $ 0.01360

  Evaluator's Fees                                                0.00520

  Organizational Expenses (2)                                    $ 0.00400

  Other Estimated Expenses                                       $ 0.00230

Less: Estimated Annual Expense per Unit                          $ 0.02510

Estimated Net Annual Interest Income per Unit                    $ 0.51532

Estimated Daily Rate of Net Interest Accrual per Unit            $ 0.001431

Initial Distribution- April 20,1997 (3)                          $ 0.04294

Estimated Regular Distribution (3)                               $ 0.04294

Estimated Current Return Based on Public Offering Price (4)       5.11%

Estimated Long-Term Return Based on Public Offering Price (4)     5.15%

Estimated Average Maturity of Bonds                               28.1 years

CUSIP                                                            316094
                                                                 119


(1) The Trustee's annual fee includes up to $0.07 per $1,000 principal amount of securities which is paid to the Sponsor in reimbursement of the Sponsor's cost of providing certain bookkeeping and administrative services to its own customers.
(2) The Insured Pennsylvania Trust (and therefore the Unitholders) will bear a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio, legal fees and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over a five year period. See "Trust Expenses" and "Statement of Net Assets."
(3) Additional information concerning distributions of interest and principal can be found in "Distributions to Unitholders" in Part B of this Prospectus.
(4) See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus for a description of how these returns are calculated. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for this Trust are set forth under "Estimated Cash Flows to Unitholders".
PENNSYLVANIA RISK FACTORS
The financial condition of the State of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. The Commonwealth's agricultural industries are also an important component of its economic structure.
All outstanding general obligation bonds of the State are rated "AA-" by Standard and Poor's and "A1" by Moody's.
Further information concerning Pennsylvania risk factors may be obtained upon written or telephone request to the Trustee as described in "Other Information" appearing in Part B of this Prospectus.
TAX STATUS
In the opinion of Chapman and Cutler, special counsel for the Trust for Pennsylvania tax matters, under existing law:
   We have examined certain laws of the State of Pennsylvania (the "STATE") to determine their applicability to the Pennsylvania Trust (the "TRUST") and to the holders of Units in the Trust who are residents of the State of Pennsylvania (the "UNITHOLDERS"). The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "BONDS"). Distributions of income with respect to the Bonds received by the Trust will be made monthly.
Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.
Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:
(1) The Trust will have no tax liability for purposes of the personal income tax (the "PERSONAL INCOME TAX"), the corporate income tax (the "CORPORATE INCOME TAX") and the capital stock-franchise tax (the `"FRANCHISE TAX"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "PHILADELPHIA SCHOOL TAX") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.
(2) Interest on the Bonds, net of Trust expenses, which is exempt from the Personal Income Tax when received by the Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to such Unitholder.
(3) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond issued before February 1, 1994.
(4) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.
(5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.
(6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.
(7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.
(8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.
(9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "PERSONAL PROPERTY TAX"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax. Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.
We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.
Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
FOR INFORMATION WITH RESPECT TO THE FEDERAL INCOME TAX STATUS AND OTHER TAX MATTERS, SEE "TAX STATUS" IN PART B OF THIS PROSPECTUS.
FEDERAL AND PENNSYLVANIA TAX-FREE INCOME
The following table shows the approximate marginal taxable yields for individuals that are equivalent to tax-exempt yields under published Federal tax rates scheduled to be in effect in 1997. The table incorporates increased tax rates for higher-income taxpayers that were included in the Revenue Reconciliation Act of 1993. The table illustrates what you would have to earn on taxable investments to equal the tax-exempt yield for your income tax bracket. The taxable equivalent yields may be somewhat higher than the equivalent yields indicated in the following table for those individuals who have adjusted gross incomes in excess of $121,200. The table does not reflect the effect of the limitations (if any) on the amount of allowable itemized deductions and the deduction for personal or dependent exemptions or any other credits. These limitations were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the maximum marginal Federal tax rate to approximately 44% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41% for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.
TAXABLE EQUIVALENT YIELD
TAXABLE INCOME ($1,000'S)         TAX-EXEMPT YIELD


SINGLE RETURN           JOINT RETURN            TAX RATE   5.00%                      5.50%   6.00%

                                                           TAXABLE EQUIVALENT YIELD

$0 - 24.65              $0 - 41.20              17.4%      6.05%                      6.66%   7.26%

24.65 - 59.75           41.20- 99.60            30.0       7.14                       7.86    8.57

59.75- 124.65           99.60- 151.75           32.9       7.46                       8.20    8.95

124.65 - 271.05         151.75 - 271.05         37.8       8.04                       8.84    9.65

Over 271.05             Over 271.05             41.3       8.52                       9.37    10.22


INSURED PENNSYLVANIA TRUST, SERIES 1
PORTFOLIO
UNITS RATED "AAA" (hollow bullet) AT THE OPENING OF BUSINESS
ON THE INITIAL DATE OF DEPOSIT OF THE BONDS - MARCH 5, 1997

AGGREGAT     DESCRIPTION (1)                                             ORIGINAL               COST
E                                                                        REDEMPTIO    RATING(
PRINCIPAL                                                                N            2)
                                                                         PROVISION(
                                                                         3)

$ 500,000    Lehigh County (Pennsylvania), General Purpose               2005 @       AAA       $ 493,330
             Authority, Hospital Revenue Bonds (Lehigh Valley            102
             Hospital), Series B of 1995, 5.625% Due 7/1/2025

 400,000     Allegheny County Hospital Development Authority             2005 @       AAA        378,456
             (Pennsylvania), Health Care Revenue Bonds, Series of        102
             1995 (University of Pittsburgh Medical Center System),
             5.375% Due 12/1/2025

 100,000     Dauphin County General Authority (Commonwealth of           Non-Callab   AAA        25,931
             Pennsylvania), County Guaranteed Revenue Bonds,             le
             Series of 1993, 0.00% Due 10/01/2020

 500,000     Philadelphia Authority for Industrial Development, Lease    2007 @       AAA        477,460
             Revenue Bonds, 1996 Series A, (City of Philadelphia         102
             Project), 5.375% Due 2/15/2027

 500,000     County of Luzerne (Pennsylvania), General Obligation        2007 @       AAA        501,355
             Bonds, Series of 1997, 5.625% Due 12/15/2021                100

 500,000     Bellefonte Area School District (Centre County,             2006 @       AAA        489,290
             Pennsylvania), General Obligation Bonds, Series of 1996,    100
             5.50% Due 5/15/2026

 500,000     McKeesport Area School District (Allegheny County,          2006 @       AAA        513,145
             Pennsylvania), General Obligation Bonds, Series of 1996,    100
             6.00% Due 10/01/2025

$ 3,000,00                                                                                      $ 2,878,9
0                                                                                               67





(hollow bullet) Units are rated "AAA" as a result of insurance. Such rating, as issued by Standard & Poor's, will be in effect for a period of thirteen months from the Initial Date of Deposit and will, unless renewed, terminate at the end of the period. See "Insurance on the Bonds" in Part B of this Prospectus.
NOTES TO PORTFOLIO
(1) Sponsor's contracts to purchase Bonds were entered into during the period from February 26, 1997 to March 3, 1997. All contracts to purchase Bonds are expected to be settled on or prior to March 10, 1997.
Other information regarding the Bonds in the Trust on the Initial Date of Deposit is as follows:

TRUST                         AGGREGATE                                             ANNUAL
                              OFFERING      COST OF       PROFIT OR                 INTEREST
                              PRICE OF      BONDS TO      (LOSS) TO   BID PRICE     INCOME
                              BONDS         SPONSOR       SPONSOR     OF BONDS      TO TRUST

Insured Pennsylvania Trust,   $ 2,878,967   $ 2,873,756   $ 5,211     $ 2,866,228   $ 162,125
 Series 1


Neither Cost of Bonds to Sponsor nor Profit or (Loss) to Sponsor reflects underwriting profits or losses received or incurred by the Sponsor through its participation in underwriting syndicates but such amounts reflect the cost of insurance obtained by the Sponsor prior to the Initial Date of Deposit for individual Bonds. The Offering and Bid Prices of Bonds were determined by Muller Data Corporation.
All of the Bonds in the Trust were issued at an original issue discount. For industry concentrations of the Bonds in the Insured Pennsylvania Trust, see page 10.
(2) All ratings are by Standard & Poor's unless otherwise indicated. Ratings were obtained from a municipal bond information reporting service. The "AAA" rating on each Bond is a result of insurance. Insurance, however, does not cover certain market risks associated with fixed income securities such as accelerated payments of principal, mandatory redemptions prior to maturity or interest rate risks. See "Insurance on the Bonds" in Part B of this Prospectus and "Description of Bond Ratings" in the Information Supplement.
(3) There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year or, if currently redeemable, the redemption price in effect on the Initial Date of Deposit. Issues of Bonds are redeemable at declining prices (but not below par value) in subsequent years except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. In addition, certain Bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. See "Risk Factors" in Part B of this Prospectus for a discussion of Bond redemptions and a description of certain of such unusual or extraordinary circumstances under which Bonds may be redeemed. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unit holders the principal amount and any premium received on such redemption (except to the extent the proceeds of the redeemed Bonds are used to pay for Unit redemptions). The estimated current return and the estimated long-term return in this event may be affected by such redemptions. For the Federal and state tax effect on Unit holders of such redemptions and resultant distributions, see "Tax Status" in Part B of this Prospectus.
INSURED PENNSYLVANIA TRUST, SERIES 1
STATEMENT OF NET ASSETS
AT THE OPENING OF BUSINESS ON THE INITIAL DATE OF DEPOSIT
MARCH 5, 1997
Net Assets

Delivery statements relating to Sponsor's contracts to
purchase tax-exempt municipal bonds (1)(2)(3)            $ 2,878,967

Accrued interest on underlying bonds (2)(3)(4)            43,763

Organizational Costs (5)                                  6,000

                                                          2,928,730

Less distributions payable (4)                            43,763

Accrued Organizational Costs (5)                          6,000

Net assets                                               $ 2,878,967


Outstanding units                                         300,000

Analysis of Net Assets

Cost to investors (6)                                    $ 3,022,538

Less gross underwriting commissions (6)                   (143,571)

Net assets                                               $ 2,878,967





(1) The aggregate offering price of the bonds for the Trust at the opening of business on the Initial Date of Deposit and the cost to the Trust are the same. The offering price is determined by the Evaluator.
(2) Pursuant to delivery statements relating to contracts to purchase bonds, an irrevocable letter of credit has been allocated among each Trust included in the Fidelity Defined Trusts - Municipal Income Trust Series 1 as collateral. The amount of available letter of credit and the amount expected to be utilized as collateral for the Insured Pennsylvania Trust is shown below. The amount expected to be utilized is (a) the cost to the Insured Pennsylvania Trust of the principal amount of the bonds to be purchased, (b) accrued interest on those Bonds to the Initial Date of Deposit, and (c) accrued interest on those Bonds from the Initial Date of Deposit to the expected dates of delivery of the Bonds.

                                                                                       ACCRUED
                                                                         AGGREGATE     INTEREST TO

                                        LETTER OF CREDIT                 OFFERING      EXPECTED

                                                           TO BE         PRICE OF      DATES OF
TRUST                                   AVAILABLE          UTILIZED      BONDS         DELIVERY

Insured Pennsylvania Trust, Series 1    $ 3,100,000        $ 2,924,982   $ 2,878,967   $ 46,015



(3) Insurance coverage providing for the scheduled payment of principal and interest on all Bonds deposited in the Insured Pennsylvania Trust and delivered to the Trustee has been obtained directly by the Bond issuer, the underwriters, the Sponsor or others prior to the Initial Date of Deposit.
(4) The Trustee will advance to the Insured Pennsylvania Trust the amount of net interest accrued to March 10, 1997, the First Settlement Date, for distribution to the Sponsor as the Unit holder of record.
(5) The Insured Pennsylvania Trust (and therefore Unitholders) will bear a portion of its organizational costs ($6,000) which will be deferred and amortized over five years.
(6) The aggregate cost to investors and the aggregate gross underwriting commissions of 4.75% are computed assuming no reduction of sales charge for quantity purchases.
FIDELITY DEFINED TRUSTS - MUNICIPAL INCOME TRUST SERIES 1
INSURED PENNSYLVANIA TRUST, SERIES 1
DATE OF DEPOSIT MARCH 5, 1997
ESTIMATED CASH FLOWS TO UNITHOLDERS
The table below sets forth the estimated distributions per 100 Units of interest and principal to Unitholders. The table assumes no changes in Trust expenses with the exception of the amortization of Organizational Expenses, which are being amortized over five years, no redemptions or sales of the underlying Securities prior to maturity and the receipt of all principal due upon maturity or first par date if earlier. To the extent the foregoing assumptions change, actual distributions will vary.
DATES                     ESTIMATED      ESTIMATED      ESTIMATED
                          INTEREST       PRINCIPAL      TOTAL
                          DISTRIBUTION   DISTRIBUTION   DISTRIBUTION

April 1997 - March 2002   $ 4.294                       $ 4.294

April 2002 - Sept 2006     4.327                         4.327

Oct 2006                   4.049         $ 166.666       170.715

Nov 2006 - Nov 2007        3.513                         3.513

Dec 2007                   3.513          166.666        170.179

Jan 2008                   2.862                         2.862

Feb 2008 - Sept 2020       2.750                         2.750

Oct 2020                   2.750          33.333         36.083

Nov 2020 - June 2025       2.754                         2.754

July 2025                  2.494          166.666        169.160

Aug 2025 - Nov 2025        1.992                         1.992

Dec 2025                   1.793          133.333        135.126

Jan 2026 - April 2026      1.410                         1.410

May 2026                   1.410          166.666        168.076

June 2026                  0.773                         0.773

July 2026 - Feb 2027       0.665          166.666        167.331

Mar 2027                   0.043                         0.043

REPORT OF INDEPENDENT AUDITORS
THE SPONSOR, NATIONAL FINANCIAL SERVICES CORPORATION, AND UNITHOLDERS FIDELITY DEFINED TRUSTS - MUNICIPAL INCOME TRUST SERIES 1
We have audited the accompanying statements of net assets, including the portfolios, of Fidelity Defined Trusts - Municipal Income Trust, Series 1 (the "Trust") (consisting of Insured Massachusetts Trust, Series 1 and Insured Pennsylvania Trust, Series 1), as of the opening of business on March 5, 1997. The statements of net assets and portfolios are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities at December 5, 1997 and an irrevocable letter of credit deposited to purchase securities by correspondence with The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fidelity Defined Trusts
- Municipal Income Trust Series, 1 (consisting of Insured Massachusetts Trust, Series 1 and Insured Pennsylvania Trust, Series 1), as of the opening of business on March 5, 1997 in conformity with generally accepted accounting principles.
Deloitte & Touche, LLP
New York, New York
March 5, 1997

PROSPECTUS - PART B
(GENERAL TERMS)
MARCH 5, 1997
FURTHER DETAIL REGARDING CERTAIN OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY BE OBTAINED WITHIN FIVE BUSINESS DAYS OF WRITTEN OR TELEPHONIC REQUEST TO THE TRUSTEE AT 4 NEW YORK PLAZA, NEW YORK, NY 10004-2413 OR (800) 257-8787.
INTEREST INCOME TO A TRUST AND TO UNITHOLDERS, IN THE OPINION OF COUNSEL, UNDER EXISTING LAW IS EXEMPT FROM FEDERAL INCOME TAX. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX. IN ADDITION, INTEREST INCOME OF STATE TRUSTS IS, IN THE OPINION OF COUNSEL, EXEMPT, TO THE EXTENT INDICATED, FROM STATE AND LOCAL TAXES. INTEREST INCOME OF ANY TRUST OTHER THAN A STATE TRUST MAY BE SUBJECT TO STATE AND LOCAL TAXES.
CURRENTLY OFFERED AT PUBLIC OFFERING PRICE PLUS INTEREST ACCRUED TO THE DATE OF SETTLEMENT. THE MINIMUM AMOUNT WHICH AN INVESTOR MAY INITIALLY PURCHASE OF A TRUST IS $5,000.
This Fidelity Defined Trusts - Municipal Income Trust Series consists of the underlying separate unit investment trust set forth in Part A of this Prospectus. The various trusts are collectively referred to herein as the "Fidelity Defined Trusts," the "Fidelity Advisor Defined Trusts", the "MITs Trusts" or the "Trusts." Each Trust initially consists of delivery statements relating to contracts to purchase Bonds and, thereafter, will consist of a diversified portfolio of obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof (see "Portfolio" appearing in Part A of this Prospectus). Trusts which consist of obligations from several states are referred to herein as "National Trusts" and Trusts which consist of obligations from a single state are referred to herein as "State Trusts." Except in specific instances as noted in Part A of this Prospectus, the information contained in this Part B shall apply to each Trust in its entirety. All obligations in each Trust are covered by policies of insurance obtained from the MBIA Insurance Corporation guaranteeing payment of principal and interest when due. All such policies of insurance remain effective so long as the obligations are outstanding. As a result of such insurance, the Bonds in each portfolio of the Trusts have received a rating of "Aaa" by Moody's Investors Service, Inc. ("MOODY'S") and the Bonds in the Trusts and the Units of each such Trust have received a rating of "AAA" by Standard & Poor's, a division of the McGraw Hill Companies ("STANDARD & POOR'S"). INSURANCE RELATES ONLY TO THE BONDS IN THE TRUSTS AND NOT TO THE UNITS OFFERED HEREBY OR TO THEIR MARKET VALUE. (See "Insurance on the Bonds.")
THE FIDELITY DEFINED TRUSTS - MUNICIPAL INCOME TRUST SERIES
This Fidelity Defined Trusts - Municipal Income Trust Series is one of a series of separate but similar investment companies created by the Sponsor, each of which is designated by a different Series number. The underlying unit investment trusts contained in this Series are combined under one Trust Agreement. Specific information regarding this Trust is set forth in Part A of this Prospectus. The various Fidelity Defined Trusts - Municipal Income Trust Series are collectively referred to herein as the "TRUSTS." This Series was created under the laws of the State of New York pursuant to a Trust Agreement dated the Date of Deposit (the "INDENTURE") between National Financial Services Corporation (the "SPONSOR") and The Chase Manhattan Bank (the "TRUSTEE").<F1>
The Sponsor has deposited with the Trustee delivery statements relating to contracts for the purchase of municipal debt obligations together with funds represented by an irrevocable letter of credit issued by a major commercial bank in the amount, including accrued interest, required for their purchase (or the obligations themselves) (the "BONDS"). See "Portfolio" for each Trust in Part A of this Prospectus, for a description of the Bonds deposited in a Trust. Some of the delivery statements may relate to contracts for the purchase of "when issued" or other Bonds with delivery dates after the date of settlement for a purchase made on the Initial Date of Deposit. See the "Portfolio" for each Trust in Part A of this Prospectus and "Composition of Trusts" for a discussion of the Sponsor's obligations in the event of a failure of any contract for the purchase of any of the Bonds and its limited right to substitute other bonds to replace any failed contract.
Payment of interest on the Bonds in each Trust, and of principal at maturity, is guaranteed under policies of insurance obtained by the Sponsor or by the issuers of the Bonds. (See "Insurance on the Bonds.")
The Trustee has delivered to the Sponsor registered Units which represent the entire ownership of each Trust, and which are offered for sale by this Prospectus. Each Unit of a Trust represents a fractional undivided interest in the principal and net income of such Trust in the ratio set forth in "Essential Information" for each Trust in Part A of this Prospectus. Units may only be sold in states in which they are registered. To the extent that Units of any Trust are redeemed by the Trustee, the aggregate value of such Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Sponsor will initially, and from time to time thereafter, hold Units in connection with their offering.
OBJECTIVES OF THE TRUSTS
The objectives of the Trusts are income exempt from Federal income tax and, in the case of State Trusts, state income taxes, and where applicable, local and/or intangibles taxes, and conservation of capital, through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law and certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that State in which Bonds are issued. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Trust has been obtained by the Sponsor or by the issuers of such Bonds from MBIA Insurance Corporation, and as a result of such insurance the Bonds in the Trusts are rated "Aaa" by Moody's and both the Bonds in the Trusts and the Units of the Trusts are rated "AAA" by Standard & Poor's. (See "Insurance on the Bonds" herein and "Description of Ratings" in the Information Supplement.) There is, of course, no guarantee that the Trusts' objectives will be achieved. For a comparison of net after-tax return for various tax brackets see the "Taxable Equivalent Estimated Current Return Tables" for each Trust included in Part A of this Prospectus.
SUMMARY OF PORTFOLIOS
In selecting Bonds for the respective Trusts, the following factors, among others, were considered: (i) the Standard & Poor's rating of the Bonds or the Moody's rating of the Bonds (see "Objectives of the Trusts" herein and "Description of Ratings" in the Information Supplement for a description of minimum rating standards), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds, and (v) the availability of MBIA Insurance Corporation insurance on such Bonds. (See "Insurance on the Bonds.")
RISK FACTORS
An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. Each Trust consists of fixed-rate municipal debt obligations. As such, the value of the debt obligations and therefore of the Units will decline with increases in interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. The Sponsor cannot predict the extent or timing of such fluctuations and, accordingly, their effect upon the value of the debt obligations. Additional risk factors include the ability of the issuer, or, if applicable, an insurer, to make payments of interest and principal when due, "mandatory put" features, early call provisions and the potential for changes in the tax status of the Bonds. As set forth in Part A of this Prospectus, the Trusts may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs briefly discuss certain circumstances which may adversely affect the ability of issuers of Bonds held in the portfolio of a Trust to make payment of principal and interest thereon, and which also therefore may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsor or by the issuers of the Bonds, such changes should not adversely affect a Trust's receipt of principal and interest, the Standard & Poor's AAA or Moody's Aaa ratings of the Bonds in the Trust portfolio, or the Standard & Poor's AAA rating of the Units of each such Trust. The Bonds described below may be subject to special or extraordinary redemption provisions. For economic risks specific to the individual Trusts, see Part A of this Prospectus and the Appendices to the Information Supplement of this Prospectus.
HEALTH FACILITY OBLIGATIONS are obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand for services, wages of employees, overhead expenses, competition from other similar providers, government regulation, the cost of malpractice insurance, and the degree of governmental financial assistance, including Medicare and Medicaid.
HOUSING OBLIGATIONS are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing obligations are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, taxes, operating expenses, governmental regulations and the appropriation of subsidies.
INDUSTRIAL REVENUE OBLIGATIONS are industrial revenue bonds ("IRBS"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payment on IRBs is dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.
ELECTRIC UTILITY OBLIGATIONS are obligations of issuers whose revenues are primarily derived from the sale of electric energy. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including the rates for electricity, the demand for electricity, the degree of competition, governmental regulation, overhead expenses and variable costs, such as fuel.
TRANSPORTATION FACILITY REVENUE OBLIGATIONS are obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. The revenue of issuers of transit system obligations will be affected by variations in utilization, which in turn may, be affected by the degree of local governmental subsidization, competition from other forms of transportation, and increased costs. Port authorities derive their revenues primarily from fees imposed on ships using the facilities which may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by, increases in fuel costs, competition from toll-free vehicular bridges and roads and alternative modes of transportation.
<F1>1  Reference is made to the Trust Agreement and any statements contained herein are qualified in their entirety by the provisions ofthe Trust Agreement.
WATER AND/OR SEWERAGE OBLIGATIONS are obligations of issuers whose revenues are payable from user fees from the sale of water and/or sewerage services. The problems of such issuers include the ability, to obtain rate increases, population declines, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulties obtaining new supplies of fresh water, the effect of conservation programs and in "no-growth" zoning ordinances.
UNIVERSITY AND COLLEGE REVENUE OBLIGATIONS are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.
DEDICATED-TAX SUPPORTED OBLIGATIONS are obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds. MUNICIPAL LEASE OBLIGATIONS are obligations that are secured by lease payments of a governmental entity and are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.
ORIGINAL ISSUE DISCOUNT OBLIGATIONS AND STRIPPED OBLIGATIONS are bonds which were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.
Certain of the original issue discount obligations in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.
Original issue discount obligations, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "ACCRETED VALUE") plus, if applicable, some premium. Pursuant to such call provisions, an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Portfolio" appearing in Part A of this Prospectus for more information about the call provisions of portfolio Bonds.
Certain of the Bonds in a Trust may be stripped obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation ("STRIPPED OBLIGATIONS"). Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above. Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount obligations or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.
Certain bonds may carry a "MANDATORY PUT" (also referred to as a "MANDATORY TENDER" or "MANDATORY REPURCHASE") feature pursuant to which the holder of such bonds will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the bond. The Trustee does not have the authority to act to retain Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trusts and for purposes of calculating the average maturity of the Bonds in any Trust.
COMPOSITION OF TRUSTS
Each Trust initially consists of delivery statements relating to contracts to purchase Bonds (or of such Bonds) as are listed under "Portfolio" for each Trust in Part A of this Prospectus and, thereafter, of such Bonds as may continue to be held from time to time (including certain securities deposited in a Trust in substitution for Bonds not delivered to a Trust or in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Because certain of the Bonds in certain Trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bonds. In the event of a failure to deliver any Bond that has been purchased for a Trust under a contract, including those securities purchased on a "when, as and if issued" basis ("FAILED BONDS"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities ("REPLACEMENT BONDS") to make up the original corpus of such Trust.
"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The contracts to purchase Bonds delivered to the Trustee represent an obligation by issuers or dealers to deliver Bonds to the Sponsor for deposit in the Trusts. Certain of the contracts relate to Bonds which have not been issued as of the Initial Date of Deposit and which are commonly referred to as "WHEN ISSUED" or "WHEN, AS AND IF ISSUED" Bonds. Although the Sponsor believes it unlikely, if such Bonds, or replacement bonds described below, are not acquired by a Trust or if their delivery is delayed, the Estimated Current Returns and Estimated Long Term Returns shown in Part A of this Prospectus may be reduced. Certain of the contracts for the purchase of Bonds provide for delivery dates after the date of settlement for purchases made on the Initial Date of Deposit. Interest on such "WHEN ISSUED" and "DELAYED DELIVERY" Bonds begins accruing to the benefit of Unitholders on their dates of delivery. Because "when, as and if issued" Bonds have not yet been issued, as of the Initial Date of Deposit each Trust is subject to the risk that the issuers thereof might decide not to proceed with the offering of such Bonds or that the delivery of such Bonds or the delayed delivery Bonds may be delayed. If such Bonds, or replacement bonds described below, are not acquired by a Trust or if their delivery is delayed, the estimated Long-Term Return and Estimated current Return set forth under "Essential Information" for each Trust in Part A of this Prospectus may be reduced. Those Bonds in each Trust purchased with delivery dates after the date of settlement for purchases made on the Date of Deposit are so noted in the "Portfolio" for each Trust in Part A of this Prospectus.
LIMITED REPLACEMENT OF CERTAIN BONDS. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. In the event of a failure to deliver any Bond that has been purchased for a Trust under a contract, including those Bonds purchased on and when, as and if issued basis ("FAILED BONDS"), the Sponsor is authorized under the Indenture to direct the Trustee to acquire other specified Bonds ("REPLACEMENT BONDS") to make up the original corpus of a Trust within 20 days after delivery of notice of the failed contract and the cost to such Trust (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must satisfy the criteria previously described for the Trusts and shall be substantially identical to the Failed Bonds they replace in terms of (i) the exemption from federal and state taxation; (ii) maturity and; (iii) cost to such Trust. In addition, Replacement Bonds shall not be "WHEN, AS AND IF ISSUED" Bonds. Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days after the delivery thereof, mail or deliver a notice of such acquisition to all Unitholders of the Trust involved. Once the original corpus of a Trust is acquired, the Trustee will have no power to vary the investment of such Trust.
To the extent Replacement Bonds are not acquired, the Sponsor shall refund to all Unitholders of the Trust involved the sales charge attributable to such Failed Bonds not replaced, and the principal and accrued interest attributable to such Bonds shall be distributed not more than 30 days after the determination of such failure or at such earlier time as the Trustee in its sole discretion deems to be in the interest of the Unitholders. Any, such accrued interest paid to Unitholders will be paid by the Sponsor and, accordingly, will not be treated as tax-exempt income. In the event Failed Bonds in a Trust could not be replaced, the Net Annual Interest Income per Unit for such Trust would be reduced and the Estimated Current Return thereon might be lowered.
SALE, MATURITY AND REDEMPTION OF BONDS. Certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms. The proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Trust will retain for any length of time its present size and composition.
All of the Bonds in each Trust are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Portfolio" for each Trust in Part A of this Prospectus and in most cases pursuant to sinking fund, special or extraordinary redemption provisions. See the discussion of the various types of bond issues, above, for information on the call provisions of such bonds, particularly single family mortgage revenue bonds.
The exercise of redemption or call provisions on the Bonds will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. The exercise of redemption or call provisions on the Bonds is more likely to occur in situations where when the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). (In the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to herein as "ACCRETED VALUE"). Because Bonds may have been valued at prices above or below par value or the then current accreted value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "Tax Status" and "Distributions to Unitholders" herein and the "Portfolio" in Part A of this Prospectus.)
CERTAIN TAX MATTERS, LITIGATION. Certain of the Bonds in a Trust's portfolio may be subject to continuing requirements such as the actual use of bond proceeds, manner of operation of the project financed from bond proceeds or rebate of excess earnings on bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.
To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the Date of Deposit, litigation may be initiated with respect to Bonds in any Trust. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax. INSURANCE ON THE BONDS
Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Trust has been obtained by the Sponsor or by the issuers or underwriters of the Bonds from the MBIA Insurance Corporation (the "INSURER"). Certain of the Bonds in a Trust may be covered by a policy or policies of insurance obtained by the issuers or underwriters of the Bonds from other insurers. The claims-paying ability of the Insurer was rated "AAA Prime Grade" by Standard & Poor's. Moody's rates all bond issuers insured by the Insurer "Aaa" and short-term loans "MIG l," both designated to be of the highest quality. The Insurer has issued a policy or policies of insurance covering each of the Bonds in the Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by a Trust. By the terms of each policy the Insurer will unconditionally guarantee to the holders or owners of the Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration).
The Insurer is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is a limited liability corporation rather than a several liability association. The Insurer is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has one European branch in the Republic of France.
As of December 31, 1995 the Insurer had admitted assets of $3.8 billion (audited), total liabilities of $2.5 billion (audited), and total capital and surplus of $1.3 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 1996, the Insurer had admitted assets of $4.3 billion (unaudited), total liabilities of $2.9 billion (unaudited), and total capital and surplus of $1.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.
Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business. The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. Because the insurance on the Bonds, if any, will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.
PUBLIC OFFERING OF UNITS
The Public Offering Price of the Units of each Trust is equal to the Trustee's determination of the aggregate offering prices of the Bonds deposited therein (minus any advancement to the principal amount of a Trust made by the Trustee) plus a sales charge set forth in "Essential Information" for each Trust in Part A of this Prospectus, in each case adding to the total thereof cash held by the Trust, if any, and dividing the sum so obtained by the number of Units outstanding in the Trust. See "Unit Value and Evaluation."
The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000. Sales charges during the primary offering period are as follows:
DOLLAR AMOUNT OF TRANSACTION                      PERCENT    PERCENT
                                                  OF         OF NET
                                                  OFFERING   AMOUNT
                                                  PRICE      INVESTED

Less than $50,000                                  4.75%      4.987%

$50,000/5,000 Units but less than $100,000         4.50       4.712

$100,000/10,000 Units but less than $250,000       4.25       4.439

$250,000/25,000 Units but less than $500,000       4.00       4.167

$500,000/50,000 Units but less than $1,000,000     3.25       3.359

$1,000,000/100,000 Units or more                   2.75       2.828

For "secondary market" sales the Public Offering Price per Unit of each Trust is determined by adding to the Trustee's determination of the BID price of each Bond in a Trust a sales charge determined in accordance with the table set forth below based upon the dollar weighted average maturity of a Trust. See "Unit Value and Evaluation." The effect of this method of sales charge calculation will be that different sales charge rates will be applied to the various Bonds in a Trust portfolio based upon the maturities of such Bonds. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $100,000:
      SALES CHARGE (% OF PUBLIC OFFERING PRICE)

      YEARS TO MATURITY


AMOUNT OF INVESTMENT                 LESS THAN    2 TO 4.99   5 TO 9.99   10 OR MORE
                                     2

Less than $50,000                     2.50%        3.50%       4.00%       4.90%

$50,000 but less than $100,00         2.25         3.25        3.75        4.75

$100,000 but less than $250,000       2.00         3.00        3.50        4.50

$250,000 but less than $500,000       1.75         2.75        3.25        4.25

$500,000 but less than $1,000,000     1.00         2.00        2.50        3.50

$1,000,000 or more                    0.50         1.50        2.00        3.00


At all times while Units are being offered for sale, the Evaluator will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "EXCHANGE") is normally open or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.
Accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units. See "Accrued Interest."
The reduced sales charges resulting from quantity discounts as shown on the table above will apply to all purchases of Units on any one day by the same purchaser from the same broker or dealer and for this purpose purchases of Units of a Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account. The Sponsor intends to permit officers, directors and employees of the Sponsor and at the discretion of the Sponsor registered representatives of selling firms to purchase Units of a Trust without a sales charge, although a transaction processing fee may be imposed on such trades. In addition, investors who purchase Units through registered brokers or dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the primary market or during the secondary market at the Public Offering Price less the concession the Sponsor typically would allow such broker-dealer. See "Public Distribution of Units."
Had Units of a Trust been available for sale at the opening of business on the Initial Date of Deposit, the Public Offering Price would have been as shown under "Essential Information" for each Trust in Part A of this Prospectus. The Public Offering Price per Unit of a Trust on the date of this Prospectus or on any subsequent date will vary from the amount stated under "Essential Information" for each Trust in Part A of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds and the amount of accrued interest on the Units. The aggregate bid and offering side evaluations of the Bonds shall be determined (i) on the basis of current bid or offering prices of the Bonds, (ii) if bid or offering prices are not available for any particular Bond, on the basis of current bid or offering prices for comparable bonds, (iii) by determining the value of Bonds on the bid or offer side of the market by appraisal, or (iv) by any combination of the above.
The initial or primary Public Offering Price of the Units in each Trust is based upon a pro rata share of the OFFERING prices per Unit of the Bonds in such Trust plus the applicable sales charge. The secondary market Public Offering Price of each Trust is based upon a pro rata share of the BID prices per Unit of the Bonds in such Trust plus the applicable sales charge. The OFFERING prices of Bonds in a Trust may be expected to average between 1/2% to 2% more than the BID prices of such Bonds. The difference between the bid side evaluation and the offering side evaluation of the Bonds in each Trust on the business day prior to the Initial Date of Deposit is shown in the discussion of each Trust portfolio.
The foregoing evaluations and computations shall be made as of the evaluation time stated under "Essential Information" for each Trust in Part A of this Prospectus, on each business day commencing with the Initial Date of Deposit of the Bonds, effective for all sales made during the preceding 24-hour period.
Whether or not Units are being offered for sale, the Sponsor will determine the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on any day on which a Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day) and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "Unit Value and Evaluation.")
The prices at which the Bonds deposited in the Trusts would have been offered to the public on the business day prior to the Initial Date of Deposit were determined by the Trustee on the basis of an evaluation of such Bonds prepared by Muller Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable bonds. Muller Data Corporation evaluated the Bonds as so insured. (See "Insurance on the Bonds.")
The amount by which the Trustee's determination of the OFFERING PRICES of the Bonds deposited in the Trusts was greater or less than the cost of such Bonds to the Sponsor was PROFIT OR LOSS to the Sponsor exclusive of any underwriting profit. (See Part A of this Prospectus.) The Sponsor also may realize FURTHER PROFIT OR SUSTAIN FURTHER LOSS as a result of fluctuations in the Public Offering Price of the Units.
The Interest on the Bonds deposited in a Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Special Trust Information" for each Trust in Part A of this Prospectus. The amount of net interest income which accrues per Unit may change as Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Trust change or the number of outstanding Units of a Trust changes.
Although payment is normally made three business days following the order for purchase (the date of settlement), payments may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units, or prior to the acquisition of all Bonds by a Trust, may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.
MARKET FOR UNITS
During the initial public offering period, the Sponsor intends to offer to purchase Units of each Trust at a price equivalent to the pro rata share per Unit of the OFFERING prices of the Bonds in such Trust (plus accrued interest). Afterward, although it is not obligated to do so, the Sponsor intends to maintain a secondary market for Units of each Trust at its own expense and continuously to offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the BID prices of Bonds in the respective portfolios of the Trusts. Unitholders who wish to dispose of their Units should inquire of the Trustee or their broker as to the current Redemption Price. See "Redemption."
Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates as tender of the Certificate, properly endorsed for transfer. See "Redemption."
ACCRUED INTEREST
Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in each Trust is accounted for daily on an accrual basis. For this reason, the purchase price of Units of a Trust will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. Accrued interest does not include accrual of original issue discount on zero coupon bonds, Stripped Obligations or other original issue discount bonds. Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.
In an effort to reduce the amount of accrued interest that investors would have to pay in addition to the Public Offering Price, the Trustee has agreed to advance to each Trust the amount of accrued interest due on the Bonds as of the First Settlement Date (which has been designated the first Record Date ). This accrued interest will be paid to the Sponsor as the holder of record of all Units on the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to, but not including, the date of settlement of the investor's purchase (three business days after purchase), less any distributions from the related Interest Account. The Trustee will recover its advancements (without interest or other cost to the Trusts) from interest received on the Bonds deposited in each Trust.
The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Trusts. Since municipal bond interest is accrued daily but paid only semi-annually, during the initial months of the Trusts, the Interest Accounts, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. However, due to advances by the Trustee, the Trustee will provide a first distribution between approximately 30 and 60 days after the Initial Date of Deposit. Assuming each Trust retains its original size and composition and expenses and fees remain the same, annual interest collected and distributed will approximate the Estimated Net Annual Interest Income set forth in Part A of this Prospectus for each Trust. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is included in the Purchase Price and the redemption price of the Units. Interest is accounted for daily and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Trust. (See Part A of this Prospectus and "Distributions to Unitholders.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.
PUBLIC DISTRIBUTION OF UNITS
It is the intention of the Sponsor to qualify Units of National Trusts for sale under the laws of substantially all of the states of the United States of America, and Units of State Trusts only in the state for which the Trust is named and selected other states.
To facilitate the handling of transactions, sales of Units shall be limited to initial transactions involving a minimum of $5,000. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.
The Sponsor plans to allow a discount to brokers and dealers in connection with the primary distribution of Units and also in secondary market transactions. The primary market discounts are as follows:
DOLLAR AMOUNT OF TRANSACTION         DEALER
                                     CONCESSION
                                     (AS OF % OF
                                     PUBLIC
                                     OFFERING
                                     PRICE) (1)

Less than $50,000                     3.25%

$50,000 but less than $100,000        3.25

$100,000 but less than $250,000       3.25

$250,000 but less than $500,000       3.25

$500,000 but less than $1,000,000     2.50

$1,000,000 or more                    2.00

(1) Dealers who sell on or before March 19, 1997 an aggregate of $100,000, $250,000 or $500,000 of Units in a Trust will receive an additional dealer concession of 0.1%, 0.2% or 0.25%, respectively, of the Public Offering Price.
The Sponsor currently intends to maintain a secondary market for Units of each Trust. See "Market for Units." The amount of the dealer concession on secondary market purchases of Trust Units through the Sponsor will be computed based upon the value of the Bonds in a Trust portfolio, including the sales charge computed as described in "Public Offering of Units," and adjusted to reflect the cash position of a Trust's principal account, and will vary with the size of the purchase as shown in the following table:
      SALES CHARGE (% OF PUBLIC OFFERING PRICE)

      YEARS TO MATURITY


                                                  2 TO 4.99   5 TO 9.99   10 OR MORE
                                     LESS THAN
                                     2

AMOUNT OF PURCHASE

Less than $50,000                     1.75%        2.75%       3.25%       4.00%

$50,000 but less than $100,00         1.50         2.50        3.00        4.00

$100,000 but less than $250,000       1.25         2.25        2.75        3.75

$250,000 but less than $500,000       1.25         2.25        2.75        3.50

$500,000 but less than $1,000,000     0.50         1.50        2.00        2.75

$1,000,000 or more                    0.25         1.25        1.75        2.25


The Sponsor reserves the right to change the foregoing dealer concessions from time to time.
Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts shown in the above table. The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as a broker-dealer under state law.
From time to time the Sponsor may implement programs under which underwriters and dealers of a Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of unit investment trust units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to the criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying underwriters and dealers or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of a Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.
UNDERWRITING CONCESSIONS. The Sponsor will receive from the underwriters set forth in Part A of this Prospectus the excess over the gross sales commissions contained in the following table. In addition, the underwriter shall be entitled to the rebate set forth below for sales made which were eligible for a quantity discount in the amounts set forth below.
AMOUNT UNDERWRITTEN                                  REBATE (AS A
                                     UNDERWRITING    % OF PUBLIC
                                     CONCESSION      OFFERING
                                     (AS A % OF      PRICE)
                                     PUBLIC
                                     OFFERING
                                     PRICE)

Less than $50,000                     3.60%           %

$50,000 but less than $100,00         3.60            0.25

$100,000 but less than $250,000       3.60            0.50

$250,000 but less than $500,000       3.60            0.75

$500,000 but less than $1,000,000     2.80            0.70

$1,000,000                            2.30            0.70
or more

PROFITS OF SPONSOR. In addition to receiving the difference between the gross sales charge of Units of a Trust and the applicable dealer or underwriter concessions, the Sponsor may also realize a profit or a loss resulting from the difference between the purchase prices of the Bonds to the Sponsor and the cost of such Bonds to a Trust, which is based on the offering side evaluation of the Bonds. See "Portfolio" for each Trust in Part A of this Prospectus. The Sponsor may also realize profits or losses with respect to Bonds deposited in a Trust which were acquired from underwriting syndicates of which the Sponsor was a member. An underwriter or underwriting syndicate purchases securities from the issuer on a negotiated or competitive bid basis, as principal, with the motive of marketing such Bonds to investors at a profit. The Sponsor may realize additional profits or losses during the initial offering period on unsold Units as a result of changes in the daily evaluation of the Bonds in a Trust.
ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN
The Estimated Long Term Return for each Trust is a measure of the return to the investor expected to be earned over the estimated life of the Trust. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in a Trust's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for a Trust's portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of a Trust. The Estimated Long Term Return calculation does not take into account the effect of a first distribution which may be less than a regular distribution or may be paid at some point after 30 days.
Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Trust's portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to a Trust, less estimated expenses, by the number of Units outstanding.
Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Unitholder's actual return may vary significantly from the Estimated Long-Term Return, based on their holding period, market interest rate changes, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in a Trust; such actual holding periods may be reduced by termination of a Trust, as described in "Other Information." Since both the Estimated Current Return and the Estimated Long Term Return quoted herein are based on the market value of the underlying Bonds on the opening of business on the Initial Date of Deposit, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Trust without charge to each potential investor who receives this prospectus and makes an oral or written request to the Sponsor for such information.
A portion of the monies received by a Trust may be treated, in the first year only, as a return of principal due to the inclusion in a Trust's portfolio of "when-issued" or other Bonds having delivery dates after the date of settlement for purchases made on the Initial Date of Deposit. A consequence of this treatment is that in the computation of Estimated Current Return for the first year, such monies are excluded from Net Annual Interest Income and treated as an adjustment to the Public Offering Price. (See "Essential Information" for each Trust appearing in Part A of this Prospectus, "Composition of Trusts" and "Tax Status.")
A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CD's and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CD's and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in the Prospectus.
TAX STATUS
At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such Bonds are located, from state income taxes and certain state or local intangibles and local income taxes. For a discussion of the tax status of State Trusts see Part A of this Prospectus. Neither the Sponsor nor its counsel have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable.
Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes, and may be includable in gross income for state tax purposes. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.)
In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law:
 (1) The Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which are excludable from gross income under the Internal Revenue Code of 1986 will retain its status when distributed to the Unitholders; however, such interest may be taken into account is computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"). See "Certain Tax Matters Applicable to Corporate Unitholders," below;
 (2) Each Unitholder of a Trust is considered to be the owner of a pro rata portion of each asset of such Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 (the "CODE") and will have a taxable event when a Trust disposes of a Bond or when the Unitholder redeems or sells Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unitholders holding securities that are substantially identical to the Bonds. Unitholders should consult their own tax advisors with regard to the calculation of basis. The tax basis reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost; and
 (3) Any amounts paid on defaulted Bonds held by the Trustee under policies of insurance issued with respect to such Bonds will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the respective issuer, PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds.
Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based on its issue price (its "ADJUSTED ISSUE PRICE") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisors regarding these rules and their application. See "Portfolio" appearing in Part A for each Trust for information relating to Bonds, if any, issued at an original issue discount.
The Revenue Reconciliation Act of 1993 (the "TAX ACT") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory DE MINIMIS rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisors regarding these rules and their application. CERTAIN TAX MATTERS APPLICABLE TO CORPORATE UNITHOLDERS. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI and the Superfund Tax of a corporation (other than an S corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would extend the Superfund Tax. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trusts. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.
Counsel for the Sponsor has also advised that under Section 265 of the Code interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to most corporations. Investors with questions regarding these issues should consult with their tax advisors.
In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax advisor.
In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "unmodified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.
In addition, under the Tax Act, for taxable years beginning after December 31 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.
Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.
For purposes of computing the alternative minimum tax applicable to all taxpayers (including non-corporate taxpayers) subject to the alternative minimum tax and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. Except as otherwise noted in Part One for certain Trusts, the Trusts do not include any such private activity bonds issued on or after that date.
In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum stated marginal tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.
Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred or continued indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee, and, in the absence of a New York Trust from the Series, special counsel for the Series for New York tax matters, under existing law: Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.
For a summary of each opinion of special counsel to the respective State Trusts for state tax matters, see Part A of this Prospectus.
ALL STATEMENTS IN THE PROSPECTUS CONCERNING EXEMPTION FROM FEDERAL, STATE OR OTHER TAXES ARE THE OPINION OF COUNSEL AND ARE TO BE SO CONSTRUED. EXCEPT AS NOTED ABOVE AND IN PART A OF THIS PROSPECTUS, THE EXEMPTION OF INTEREST ON STATE AND LOCAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.
TRUST EXPENSES
The Sponsor may charge the Trusts a portfolio surveillance fee for services performed for the Trusts in an amount not to exceed that amount set forth in "Special Trust Information" for each Trust in Part A of this Prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of the related Trust outstanding as of the December Record Date preceding any annual period. The Sponsor will receive a portion of the sales commissions paid in connection with the purchase of Units and will share in profits, if any, related to the deposit of Bonds in the Trusts.
The Trustee receives for its services fees set forth under "Special Trust Information" for each Trust in Part A of this Prospectus. The Trustee fee which is calculated monthly is based on the largest aggregate principal amount of Bonds in a Trust at any time during the period. In no event shall the Trustee be paid less than $2,000 per Trust in any one year. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal trust procedures; however, the Trustee is also authorized by the Trust Agreement to make from time to time certain non-interest bearing advances to the Trusts.
During the first year the Trustee has agreed to lower its fees and absorb expenses by the amount set forth under "Special Trust Information" for each Trust in Part A of this Prospectus. The Trustee's fee will not be increased in future years in order to make up this reduction in the Trustee's fee. The Trustee's fee is payable on or before each Distribution Date. The Trustee has agreed to pay the Sponsor up to that portion of the Trustee's annual fee as set forth under "Special Trust Information" for each Trust in Part A of this Prospectus in reimbursement of the Sponsor's cost of providing certain bookkeeping and administrative services to its own customers.
For evaluation of Bonds in each Trust, the Evaluator shall receive a fee, payable monthly, calculated on the basis of that annual rate set forth under "Essential Information" for each Trust in Part A of this Prospectus, based upon the largest aggregate principal amount of Bonds in such Trust at any time during such monthly period.
The Trustee's and Evaluator's fees are deducted first from the Interest Account of a Trust to the extent funds are available and then from the Principal Account. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor. In addition, the Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions).
Expenses incurred in establishing the Trusts, including the cost of the initial preparation of documents relating to the Trusts, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other non-material out-of-pocket expenses, will be paid by the Trusts and amortized over the lesser of five years or the life of the Trusts. The following additional charges are or may be incurred by the
Trusts: (i) fees for the Trustee's extraordinary services; (ii) expenses of the Trustee (including legal and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Bonds) and of bond counsel, if any; (iii) various governmental charges;
(iv) expenses and costs of any action taken by the Trustee to protect a Trust or the rights and interests of the Unitholders; (v) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of a Trust not resulting from negligence, bad faith or willful misconduct on its part; (vi) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (vii) expenditures incurred in contacting Unitholders upon termination of the Trusts. The fees and expenses set forth herein are payable out of the appropriate Trust and, when owing to the Trustee, are secured by a lien on such Trust. Fees or charges relating to all Trusts shall be allocated to each Trust in the same ratio as the principal amount of such Trust bears to the total principal amount of all Trusts. Fees or charges relating solely to a particular Trust shall be charged only to such Trust.
Fees and expenses of the Trusts shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Accounts. The Trustee may withdraw from the Principal Account or the Interest Account of any Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for a Trust known as the Reserve Account and shall not be considered a part of the Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.
DISTRIBUTIONS TO UNITHOLDERS
Interest received by the Trustee on the Bonds in each Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the "Interest Account" of such Trust and all other moneys received by the Trustee shall be credited to the "Principal Account" of such Trust.
The pro rata share of cash in the Principal Account in each Trust will be computed as of each monthly Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next monthly Record Date. The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least ten cents per Unit.
The pro rata share of the Interest Account in each Trust will be computed by the Trustee each month as of each Record Date and distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.
See Part A of this Prospectus for details of distributions per Unit of each Trust based upon estimated Net Annual Interest Income at the Date of Deposit. The amount of the regular distributions will generally change when Bonds are redeemed, mature or are sold or when fees and expenses increase or decrease. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances. As of the first day of each month the Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts needed for payment of expenses of such Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee shall withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee. Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures. DISTRIBUTION REINVESTMENT
Certain Unitholders of the Trusts may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of certain mutual funds which are registered in such Unitholder's state of residence and are advised by Fidelity Management & Research Company, an affiliate of the Sponsor (the "FIDELITY FUNDS"). Ask your financial consultant regarding the availability of distribution reinvestment. Since the portfolio securities and investment objectives of the Fidelity Funds generally will differ significantly from that of the Trusts, Unitholders should carefully consider the consequences before selecting such Fidelity Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Fidelity Funds is contained in their respective prospectuses, which can be obtained from the Sponsor upon request. An investor should read the prospectus of the reinvestment fund selected prior to making the election to reinvest. Unitholders who desire to have such distributions automatically reinvested should inform their investment professional at the time of purchase or should file with the Trustee a written notice of election.
Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Trustee an election to have such distributions reinvested without charge. Such election, and any changes thereof, must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee. See "Distributions to Unitholders."
REPORTS TO UNITHOLDERS
The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding and a year to date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement with respect to such Trust (i) as to the Interest
Account: interest received (including amounts representing interest received upon any disposition of Bonds), and, except for any State Trust, the percentage of such interest by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.
UNIT VALUE AND EVALUATION
The value of each Trust is determined by the Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected,
(2) the value of the Bonds in a Trust as determined by the Evaluator based on the BID prices of the Bonds and (3) interest accrued thereon not subject to collection, LESS (1) amounts representing taxes or governmental charges payable out of a Trust and (2) the accrued expenses of a Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof to determine the per Unit value ("UNIT VALUE") of such Trust. The Evaluator may determine the value of the Bonds in each Trust (1) on the basis of current BID prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above. Although the Unit Value of each Trust is based on the BID prices of the Bonds, the Units are sold initially to the public at the Public Offering Price based on the OFFERING prices of the Bonds. Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Trusts is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Trusts that include such Bonds.
OWNERSHIP AND TRANSFER OF UNITS
The ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book entry form. Likewise, a Unitholder who holds Units in book entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book entry Unitholders will receive a Book Entry Position Confirmation reflecting their ownership.
Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at its address listed on the back cover of this Part B of the Prospectus, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholder. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate (s) representing the Units to be transferred, or (b) the Book Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith. REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES
To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1% of the market value of the Units represented by the Certificate. In the case however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.
REDEMPTION
A Unitholder may redeem all or a portion of his or her Units by tendering to the Trustee certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. Certificates should be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers.
On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time on the date of tender (or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time) as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("REDEMPTION PRICE"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.
The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time (or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time) or on any day on which the New York Stock Exchange (the "EXCHANGE") is normally closed, the date of tender is the next day on which such Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day. Accrued interest paid on redemption shall be withdrawn from the Interest Account of the appropriate Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption. (See "Trust Administration.") Units so redeemed shall be cancelled. To the extent that Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.
The Redemption Price is determined on the basis of the BID prices of the Bonds in each Trust, while the initial Public Offering Price of Units will be determined on the basis of the OFFERING prices of the Bonds, as of 4:00 p.m. eastern time on any day on which the Exchange is normally open for trading (or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time) and such determination is made. As of any given time, the difference between the bid and offering prices of such Bonds may be expected to average 1/2% to 2% of principal amount. In the case of actively traded Bonds, the difference may be as little as 1/4 to 1/2 of 1%, and in the case of inactively traded Bonds such difference usually will not exceed 3%.
The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.
Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as described above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."
PURCHASE OF UNITS BY THE SPONSOR
The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "Redemption.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.
TRUST ADMINISTRATION
Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See Part A of this Prospectus and "Risk Factors" for a discussion of call provisions of portfolio Bonds.
The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Trust to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of a Trust. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to a Trust. To the extent Bonds are sold, the size and diversity of such Trust will be reduced.
In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Trust if the Bonds in such Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded Bonds on their redemption date.
Except as stated in "Composition of Trusts" regarding the limited right of substitution of Replacement Bonds for Failed Bonds, and except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Trust.
THE TRUSTEE
The Trustee and its address are stated on the back cover of this Part B of the Prospectus. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE
The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence (gross negligence in the case of the Sponsor), lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.
The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.
SUCCESSOR TRUSTEES AND SPONSORS
The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.
If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.
If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture (1) appoint a successor sponsor or (2) terminate the Indenture and liquidate the Trusts.
THE SPONSOR
National Financial Services Corporation (NFSC) is a registered broker and dealer and a member of The New York Stock Exchange, Inc., and various other national and regional exchanges. As a securities broker and dealer, NFSC is engaged in various securities trading, brokerage and clearing activities serving a diverse group of domestic corporations, institutional and individual investors, and brokers and dealers.
NFSC is a wholly owned subsidiary of Fidelity Global Brokerage Group, Inc. NFSC was incorporated in Massachusetts, June 3, 1981. Fidelity Global Brokerage Group, Inc. is a wholly owned subsidiary of FMR Corp. ("FMR"). Edward C. Johnson 3d owns approximately 12% and Abigail P. Johnson owns approximately 24.5% of the issued and outstanding shares of the Voting Common Stock of FMR. Members of the Edward C. Johnson 3d family and trusts for their benefit control up to 49% of the voting shares of FMR.
Fidelity Management & Research Company, a subsidiary of FMR, is the management arm of Fidelity Investments, which was established in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. It is now America's largest mutual fund manager and as of December 31, 1996, it manages more than $490 billion in assets in over 29 million individual shareholder accounts.
If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Trust Agreements and liquidate the Trusts as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreements.
The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to these Trusts. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trusts. More comprehensive financial information can be obtained upon request from the Sponsor.
To help advisers and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trusts, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by NFSC, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Trusts' sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.
OTHER INFORMATION
AMENDMENT OF INDENTURE
The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, PROVIDED, HOWEVER, that the Indenture may not be amended to increase the number of Units in any Trust or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in any Trust except as stated in "Composition of Trusts" regarding the limited right of substitution of Replacement Bonds and except for the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.
TERMINATION OF INDENTURE
Each Trust may be liquidated at any time by written consent of 66-2/3% of the Unitholders or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of such Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of such Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. (See "Essential Information" appearing in Part A of this Prospectus.) The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.
Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of a Trust maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in a Trust then held and shall deduct from the assets of such Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.
LEGAL OPINION
The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state tax matters are named in "Tax Status" for each Trust appearing in Part A of this Prospectus. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, has acted as counsel for the Trustee with respect to the Series, and, in the absence of a New York Trust from the Series, as special New York tax counsel for the Series.
AUDITORS
The "Statements of Condition" and "Schedules of Investments" at the Initial Date of Deposit included in Part A of this Prospectus have been audited by Deloitte & Touche LLP, independent public accountants, as indicated in their report in Part A of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in giving said report. SUPPLEMENTAL INFORMATION
Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about a Trust, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Part A and Part B of this Prospectus. The supplemental information includes more detailed information concerning certain of the Bonds included in the Trusts contained in the applicable Series and more specific risk information concerning the individual State Trusts. This supplement also includes additional general information about the Sponsor and the Trusts.